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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 2, 2003
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                 000-22023               77-0156161
(State or other jurisdiction of    (Commission           (I.R.S. employer
 incorporation or organization)      File No.)        identification number)



                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99   Press release dated October 2, 2003 filed pursuant to Item 9.

ITEM 9.  REGULATION FD DISCLOSURE.

         Macrovision Corporation ("Macrovision") has issued a press release, dated October 2, 2003, concerning the receipt of a notice from the U.S. Patent and Trademark Office declaring an interference between a Macrovision patent and a patent application from InterTrust Technologies Corporation. The contents of that press release, filed as Exhibit 99 to this Form 8-K, are incorporated by reference into this Item 9.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MACROVISION CORPORATION
                                           (Registrant)




Date:  October 2, 2003                     By: /s/   William A. Krepick
                                               ----------------------------
                                               William A. Krepick
                                               Chief Executive Officer and
                                               President

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Exhibit Index
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Exhibit 99      Press release dated October 2, 2003 filed pursuant to Item 9.